                                                                    EXHIBIT 10.5

                              SEVENTH AMENDMENT TO
                          FOURTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.

     As of September 30, 1997, the undersigned, being the sole general partner of First Industrial, L.P. (the "PARTNERSHIP"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Fourth Amended and Restated Limited Partnership Agreement, dated June 6, 1997 (as amended by the first amendment thereto dated June 20, 1997, the second amendment thereto dated June 30, 1997, the third amendment thereto dated July 18, 1997, the fourth amendment thereto dated July 31, 1997, the fifth Amendment thereto dated August 1, 1997, and the Sixth Amendment thereto dated August 29, 1997, collectively, the "PARTNERSHIP AGREEMENT"), does hereby amend the Partnership Agreement as follows:

     Capitalized terms used but not defined in this Seventh Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

     1. ADDITIONAL LIMITED PARTNERS. The Persons identified on SCHEDULE 1 hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such SCHEDULE 1. Such persons hereby adopt the Partnership Agreement.

     2. SCHEDULE OF PARTNERS. EXHIBIT 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by EXHIBIT 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

     3. PROTECTED AMOUNTS. In connection with the transactions consummated pursuant to that certain Contribution Agreement (the "CONTRIBUTION AGREEMENT"), dated September 30, 1997, by and between FR Acquisitions, Inc., a Maryland corporation (it having assigned its entire right, title and interest in and to the Contribution Agreement to the Partnership), and the other parties listed on the signature pages of the Contribution Agreement, certain Protected Amounts are being established for the Additional Limited Partners admitted pursuant to this Seventh Amendment, which Protected Amounts are reflected on EXHIBIT 1D attached hereto and shall be incorporated as part of EXHIBIT 1D of the Partnership Agreement.

     4. RATIFICATION. Except as expressly modified by this Seventh Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned has executed this Seventh Amendment as of the date first written above.

                                    FIRST INDUSTRIAL REALTY TRUST, INC., as
                                    sole general partner of the Partnership


                                    By:______________________________________
                                         Name:_______________________________
                                         Title:______________________________

                                   EXHIBIT 1B

                              SCHEDULE OF PARTNERS



GENERAL PARTNER                                                  NUMBER OF UNITS
---------------                                                  ---------------
First Industrial Realty Trust, Inc.                                   30,152,117

LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------
Daniel R. Andrew, TR of the Daniel R. Andrew Trust UA Dec 29 92          137,489
Charles T. Andrews                                                           754
BK Columbus Venture                                                       24,789
Michael W. Brennan                                                         7,587
Henry D. Bullock & Terri D. Bullock & Shawn Stevenson TR of                1,400
the Bullock Childrens Education Trust UA Dec 20 94, FBO
Benjamin Dure Bullock
Henry D. Bullock & Terri D. Bullock & Shawn Stevenson TR of                1,400
the Bullock Childrens Education Trust UA Dec 20 94, FBO
Christine Laurel Bullock
Henry D. Bullock & Terri D. Bullock TR of the Henry D. & Terri            10,891
D. Bullock Trust UA Aug 28 92
Edward Burger                                                              9,261
Jan Burman                                                                18,653
Susan  Burman                                                            523,155
Perry C. Caplan                                                            1,388
Charles S. Cook and Shelby H. Cook, tenants in the entirety                  634

LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------
George L. Cramer, Jr.                                                      2,262
Michael G. Damone, TR of the Michael G.Damone Trust UA Nov 4 69          144,296
Robert L. Denton                                                           6,286
W. Allen Doane TR of the W. Allen Doane Trust UA May 31, 91                4,416
Timothy Donohue                                                            2,000
Darwin B. Dosch                                                            1,388
Charles F. Downs                                                           1,508
Danielle Draizin                                                           6,538
Heather Draizin                                                            6,538
Jason Draizin                                                             13,078
Judith Draizin                                                           331,742
Joseph Dresner                                                           149,531
Ethel Road Associates, a New Jersey limited partnership                   29,511
Farlow Road Associates Limited Partnership                                 2,751
Fitz & Smith Partnership                                                   3,410
Foundation for Advanced Christian Training                                    60
Fourbur Co., L.L.C.                                                       27,987
Fourbur Family Co., L.P.                                                  50,478
Gamma Three Associates Limited Partnership, a New Jersey                   3,338
limited partnership

LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------
Dennis G. Goodwin and Jeannie L. Goodwin, tenants in the                   6,166
entirety
Clay Hamlin & Lynn Hamlin JT TEN WROS                                     15,159
Henry E. Dietz Trust UA Jan 16 81                                         36,476
Highland Associates Limited Partnership                                   69,039
Robert W. Holman Jr.                                                     150,134
Holman/Shidler Investment Corporation                                     22,079
Steven B. Hoyt                                                           220,000
Internal Investment Company                                                3,016
Frederick K. Ito                                                           3,880
The Jack Friedman Revocable Living Trust dated March 23, 1978             26,005
Jayeff Associates Limited Partnership, a New Jersey limited               16,249
partnership
Michael W. Jenkins                                                         3,831
Jernie Holdings Corp.                                                    180,499
John E. de Blockey, TR of the John E. De B Blockey Trust                   8,187
Thomas J. Johnson, Jr. and Sandra L. Johnson, tenants in the               2,142
entirety
Nourhan Kailian                                                            2,183
Peter Kepic                                                                9,261
Lambert Investment Corporation                                            13,606
Paul T. Lambert                                                           39,737
Constance Lazarus                                                        417,961

LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------
Jerome Lazarus                                                            18,653
LGR Investment Fund Ltd                                                   22,556
Malcolm Properties, L.L.C.                                                25,342
Shidler Equities LP                                                      254,541
Duane  Lund                                                                  617
Craig R. Martin                                                              754
Menlo Park Presbyterian Church                                               230
Eileen Millar                                                              2,880
Linda Miller                                                               2,000
The Milton Dresner Revocable Trust dated October 22, 1976                149,531
Montrose Kennedy Associates, a New Jersey general partnership              4,874
Peter Murphy                                                              56,184
Anthony Muscatello                                                        81,654
Muskingum College                                                             20
Joseph Musti                                                               1,508
Dean A. Nachtigall                                                        10,076
New Land Associates Limited Partnership, a New Jersey limited              1,644
partnership
North Star Associates Limited Partnership                                 19,333
Arden O'Connor                                                            63,845
Peter O'Connor                                                            66,181

LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------
Eduardo Paneque                                                            2,000
Partridge Road Associates Limited Partnership                              2,751
R.C.P. Associates, a New Jersey limited partnership                        3,060
Jack F. Ream                                                               1,071
Glenn C. Rexroth & Linda A. Rexroth                                        2,142
James C. Reynolds                                                         38,697
Andre G. Richard                                                           1,508
Edward C. Roberts and Rebecca S. Roberts, tenants in the                   8,308
entirety
W.F.O. Rosenmiller                                                           634
Edward Jon Sarama                                                            634
Shadeland Associates Limited Partnership                                  42,976
Shadeland Corporation                                                      4,442
Jay H. Shidler                                                            65,118
Jay H. Shidler & Wallette A. Shidler TEN ENT                               1,223
Michael B. Slade                                                           2,829
David W. Smith, and Doris L. Smith, tenants in the entirety                  754
Gary L. Smith and Joyce A. Smith, tenants in the entirety                  1,508
Kevin Smith                                                               13,571

LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------
South Broad Company, a New Jersey limited partnership                     72,421
South Gold Company, a New Jersey general partnership                      53,000
SRS Partnership                                                            2,142
Robert Stein                                                              56,778
S. Larry Stein                                                            56,778
Jonathan Stott                                                           130,026
Suburban Roseland Associates, a Limited Partnership, a New                 3,002
Jersey limited partnership
Thelma C. Gretzinger Trust                                                   450
Michael T. Tomasz                                                         23,868
Barry L. Tracey                                                            2,142
The UCLA Foundation - The Andersen School                                     20
Women at the Well                                                             50
Worlds Fair Associates, a New  Jersey general partnership                  6,134
The Worlds Fair Office Associates, a New Jersey general                    3,343
partnership
Worlds Fair Partners Limited Partnership, a New Jersey limited             1,664
partnership
Worlds Fair III Associates, a New Jersey limited partnership              14,094

LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------
The Worlds Fair V Associates, a New Jersey general partnership             3,340
The Worlds Fair 25 Associates, a Limited Partnership, a New               13,677
Jersey limited partnership
Van Brunt Associates, a New Jersey limited partnership                    39,370
Princeton South at Lawrenceville One, a New Jersey limited                 4,692
partnership
RJB Ford City Limited Partnership, an Illinois partnership               158,438

                                   EXHIBIT 1D

                               PROTECTED AMOUNTS


                                     None.

                                   SCHEDULE 1



   Additional
Limited Partners                Number of Units  Capital Contribution
----------------                ---------------  --------------------

RJB Ford City Limited
Partnership, an Illinois
limited partnership               158,438             $5,236,375.90